ITEM 77C

                                              MFS SPECIAL VALUE TRUST

                                                  OCTOBER 1, 2002

1.   To elect a Board of Trustees.

                                 William R. Gutow

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             No. of Shares       % of Outstanding Shares      % of Shares Voted

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----------------------------- ---------------------------- --------------------
Affirmative    5,905,773.675           89.350%                      96.011%
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Withhold         245,349.175            3.712%                       3.989%
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TOTAL          6,151,122.850           93.062%                     100.000%
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                                  J. Atwood Ives

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             No. of Shares       % of Outstanding Shares      % of Shares Voted

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----------------------------- ---------------------------- --------------------
Affirmative  5,899,664.675             89.257%                      95.912%
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Withhold       251,458.175              3.805%                       4.088%
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TOTAL        6,151,122.850             93.062%                     100.000%
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                                  Abby M. O'Neill

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             No. of Shares       % of Outstanding Shares      % of Shares Voted

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----------------------------- ---------------------------- --------------------
Affirmative  5,889,361.675             89.101%                      95.744%
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Withhold       261,761.175              3.961%                       4.256%
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TOTAL        6,151,122.850             93.062%                     100.000%
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                                 Jeffrey L. Shames

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             No. of Shares       % of Outstanding Shares      % of Shares Voted

----------------------------- ---------------------------- --------------------
----------------------------- ---------------------------- --------------------
Affirmative  5,904,368.675             89.328%                      95.988%
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Withhold       246,754.175              3.734%                       4.012%
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TOTAL        6,151,122.850             93.062%                     100.000%
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2.   To ratify the selection of Ernst & Young LLP as the independent public accountants for the current fiscal year.

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            No. of Shares        % of Outstanding Shares      % of Shares Voted

----------------------------- ----------------------------- -------------------
----------------------------- ----------------------------- -------------------
Affirmative 5,997,000.214              90.730%                      97.494%
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----------------------------- ----------------------------- -------------------
Against        69,901.932               1.057%                       1.137%
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----------------------------- ----------------------------- -------------------
Abstain        84,220.704               1.275%                       1.369%
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TOTAL       6,151,122.850              93.062%                     100.000%
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                                              MFS SPECIAL VALUE TRUST

                                                  OCTOBER 1, 2002

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              No. of Shares       % of Outstanding Shares     % of Shares Voted

----------------------------- -------------------------------------------------
----------------------------- -------------------------------------------------
FUND TOTALS:             SHARES

---------------------- --------------------------- ----------------------------
---------------------- --------------------------------------------------------
RECORD TOTAL             6,609,733.409
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---------------------- --------------------------------------------------------
VOTED SHARES             6,151,122.850
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PERCENT VOTED                   93.062%
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                                                                     C97

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